UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 17, 2010

Liberty Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

12300 Liberty Boulevard Englewood, CO 80112

(Address of Principal Executive Office)

(303) 220-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION / Item 7.01 REGULATION FD DISCLOSURES

Unitymedia GmbH (Unitymedia), an indirect subsidiary of Liberty Global, Inc. (Liberty Global), is the largest cable television operator in the German federal states of North Rhine-Westphalia and Hesse, as measured by the number of television subscribers.  For purposes of its stand alone reporting obligations, Unitymedia prepares its consolidated financial statements in accordance with International Financial Reporting Standards, as adopted by the European Union.

On March 17, 2010, Unitymedia’s 2009 annual results investor release and 2009 annual report were posted to the investor relations section of the websites of Liberty Global (www.lgi.com) and Unitymedia (www.unitymedia.de). The full text of the investor release, attached hereto as Exhibit 99.1, is incorporated herein by reference.

The investor release attached hereto as Exhibit 99.1 is being furnished to the SEC under both Item 2.02 “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure” of Form 8-K.  The information furnished pursuant to this Current Report on Form 8-K is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of LGI’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless LGI expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Unitymedia uses “EBITDA” and “Adjusted EBITDA” measures in its 2009 annual results investor release and its 2009 annual report.  EBITDA and Adjusted EBIDTA are non-generally accepted accounting principles (GAAP) measures as contemplated by the U.S. Securities and Exchange Commission’s Regulation G.

Unitymedia believes that its presentation of EBITDA and Adjusted EBITDA provides useful information to investors, as these metrics provide a transparent view of Unitymedia’s recurring operations and are key measures used by Unitymedia’s chief operating decision makers to evaluate operating performance and to decide how to allocate resources.

Investors should view Unitymedia’s EBITDA and Adjusted EBITDA as supplements to, and not substitutes for, operating income (loss), net earnings (loss) and other GAAP measures of income.

Unitymedia defines EBITDA as earnings before interest, taxes, depreciation and amortization and Adjusted EBITDA as EBITDA adjusted by certain non-recurring items and non-cash share-based expense.  Reconciliations of Unitymedia’s historical EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure are presented below (amounts may not total due to rounding):

Year ended December 31, 2009

	Cable	Arena	Subtotal	Cons.	Total
	in thousands

Reportable segment Adjusted EBITDA	€446,002	€17,274	€463,276	€—	€463,276
Non-recurring items:
Share based payments (non-cash)	(4,973)	—	(4,973)	—	(4,973)
Restructuring personnel payment, benefits	(2,695)	—	(2,695)		(2,695)
Release of prior period accruals	18,493	—	18,493	—	18,493
Expenses for cancelled debt consent, other transactions and M&A	(1,070)	—	(1,070)		(1,070)
Expenses for cancelled IPO	(1,657)	—	(1,657)		(1,657)
Other	(11,362)	(10,507)	(21,869)	—	(21,869)
Reportable segment EBITDA	442,738	6,767	449,505	—	449,505
Financial income	119,407	1,011	120,418	—	120,418
Financial expense	(156,924)	—	(156,924)	—	(156,924)
Depreciation and amortization expenses	(288,565)	(2,075)	(290,640)	—	(290,640)
Income taxes	(42,335)	(3,320)	(45,655)	—	(45,655)
Reportable segment profit/loss	€74,321	€2,383	€76,704	€—	€76,704

Quarter ended December 31, 2009

	Cable	Arena	Subtotal	Cons.	Total
	in thousands

Reportable segment Adjusted EBITDA	€114,716	€972	€115,688	€—	€115,688
Non-recurring items:
Share based payments (non-cash)	(4,829)	—	(4,829)	—	(4,829)
Restructuring personnel payment, benefits	(2,695)	—	(2,695)		(2,695)
Release of prior period accruals	9,074	—	9,074	—	9,074
Expenses for cancelled debt consent, other transactions and M&A	(1,070)	—	(1,070)		(1,070)
Expenses for cancelled IPO	(1,657)	—	(1,657)		(1,657)
Other	(5,915)	799	(5,116)	—	(5,116)
Reportable segment EBITDA	107,624	1,771	109,395	—	109,395
Financial income	100,446	26	100,472	—	100,472
Financial expense	(58,785)	—	(58,785)	—	(58,785)
Depreciation and amortization expenses	(76,474)	(249)	(76,723)	—	(76,723)
Income taxes	(70,694)	1,344	(69,350)	—	(69,350)
Reportable segment profit/loss	€2,117	€2,892	€5,009	€—	€5,009

Quarter ended September 30, 2009

	Cable	Arena	Subtotal	Cons.	Total
	in thousands

Reportable segment Adjusted EBITDA	€113,382	€351	€113,733	€—	€113,733
Non-recurring items:
Share based payments (non-cash)	777	—	777	—	777
Restructuring personnel payment, benefits	—	—	—		—
Release of prior period accruals	—	—	—	—	—
Expenses for cancelled debt consent, other transactions and M&A	—	—	—		—
Expenses for cancelled IPO	—	—	—		—
Other	—	—	—	—	—
Reportable segment EBITDA	114,159	351	114,510	—	114,510
Financial income	9,224	47	9,271	—	9,271
Financial expense	(31,932)	—	(31,932)	—	(31,932)
Depreciation and amortization expenses	(72,752)	(416)	(73,168)	—	(73,168)
Income taxes	42,016	43	42,059	—	42,059
Reportable segment profit/loss	€60,715	€25	€60,740	€—	€60,740

Quarter ended June 30, 2009

	Cable	Arena	Subtotal	Cons.	Total
	in thousands

Reportable segment Adjusted EBITDA	€111,278	€6,190	€117,468	€—	€117,468
Non-recurring items:
Share based payments (non-cash)	(463)	—	(463)	—	(463)
Restructuring personnel payment, benefits	—	—	—		—
Release of prior period accruals	—	—	—	—	—
Expenses for cancelled debt consent, other transactions and M&A	—	—	—		—
Expenses for cancelled IPO	—	—	—		—
Other	—	(11,306)	(11,306)	—	(11,306)
Reportable segment EBITDA	110,815	(5,116)	105,699	—	105,699
Financial income	8,966	212	9,178	—	9,178
Financial expense	(32,401)	—	(32,401)	—	(32,401)
Depreciation and amortization expenses	(71,315)	(711)	(72,026)	—	(72,026)
Income taxes	(8,354)	(3,494)	(11,848)	—	(11,848)
Reportable segment profit/loss	€7,711	€(9,109)	€(1,398)	€—	€(1,398)

Quarter ended March 31, 2009

	Cable	Arena	Subtotal	Cons.	Total
	in thousands

Reportable segment Adjusted EBITDA	€106,626	€9,761	€116,387	€—	€116,387
Non-recurring items:
Share based payments (non-cash)	(458)	—	(458)	—	(458)
Restructuring personnel payment, benefits	—	—	—		—
Release of prior period accruals	9,419	—	9,419	—	9,419
Expenses for cancelled debt consent, other transactions and M&A	—	—	—		—
Expenses for cancelled IPO	—	—	—		—
Other	(5,447)	—	(5,447)	—	(5,447)
Reportable segment EBITDA	110,140	9,761	119,901	—	119,901
Financial income	771	726	1,497	—	1,497
Financial expense	(33,806)	—	(33,806)	—	(33,806)
Depreciation and amortization expenses	(68,024)	(699)	(68,723)	—	(68,723)
Income taxes	(5,303)	(1,213)	(6,516)	—	(6,516)
Reportable segment profit/loss	€3,778	€8,575	€12,353	€—	€12,353

Year ended December 31, 2008

	Cable	Arena	Subtotal	Cons.	Total
	in thousands

Reportable segment Adjusted EBITDA	€394,908	€41,261	€436,169	€—	€436,169
Non-recurring items:
Share based payments (non-cash)	(1,835)	—	(1,835)	—	(1,835)
Release of prior period accruals	—	6,118	6,118	—	6,118
Other	2,667	—	2,667	—	2,667
Reportable segment EBITDA	395,740	47,379	443,119	—	443,119
Financial income	70,005	5,854	75,859	(4,592)	71,267
Financial expense	(153,369)	(12)	(153,381)	—	(153,381)
Depreciation and amortization expenses	(250,505)	(5,140)	(255,645)	—	(255,645)
Income taxes	(7,983)	(11,296)	(19,279)	—	(19,279)
Reportable segment profit/loss	€53,888	€36,785	€90,673	€(4,592)	€86,081

Quarter ended December 31, 2008

	Cable	Arena	Subtotal	Cons.	Total
	in thousands

Reportable segment Adjusted EBITDA	€100,628	€14,923	€115,551	€—	€115,551
Non-recurring items:
Share based payments (non-cash)	(546)	—	(546)	—	(546)
Release of prior period accruals	—	1,687	1,687	—	1,687
Other	998	—	998	—	998
Reportable segment EBITDA	101,080	16,610	117,690	—	117,690
Financial income	2,685	1,292	3,977	—	3,977
Financial expense	(39,849)	(8)	(39,857)	—	(39,857)
Depreciation and amortization expenses	(70,628)	(758)	(71,386)	—	(71,386)
Income taxes	6,007	(3,097)	2,910	—	2,910
Reportable segment profit/loss	€(705)	€14,039	€13,334	€—	€13,334

Year ended December 31, 2007

	Cable	Arena	Subtotal	Cons.	Total
	in thousands

Reportable segment Adjusted EBITDA	€332,812	€(24,251)	€308,561	€—	€308,561
Non-recurring items:
Share based payments (non-cash)	(1,930)	—	(1,930)	—	(1,930)
Restructuring personnel payments, benefits	(2,346)	(3,579)	(5,925)	—	(5,925)
Release of prior period accruals	1,309	1,604	2,913	—	2,913
Restructuring expenses	—	(21,211)	(21,211)	—	(21,211)
Transaction related accruals for set top box distribution and inventory	(5,000)	—	(5,000)	—	(5,000)
Settlement gain related to the disposal of the Tele Columbus Out-of-region assets	16,106	—	16,106	—	16,106
Other	(2,154)	—	(2,154)	—	(2,154)
Reportable segment EBITDA	338,797	(47,437)	291,360	—	291,360
Financial income	10,515	6,906	17,421	(1,161)	16,260
Financial expense	(162,463)	(1,857)	(164,320)	1,161	(163,159)
Depreciation and amortization expenses	(223,241)	(7,419)	(230,660)	—	(230,660)
Income taxes	29,208	8,224	37,432	—	37,432
Reportable segment profit/loss	€(7,184)	€(41,583)	€(48,767)	€—	€(48,767)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: March 17, 2010

EXHIBIT INDEX

Exhibit No.	Name
99.1	Press Release